Exhibit 10.1
SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT
     This Second Amendment to Credit and Security Agreement (“Second Amendment”) is entered into as of December 8, 2006, by among Synergetics, Inc., a Missouri corporation (“Synergetics”), and Synergetics USA, Inc., a Delaware corporation (“Synergetics USA”), (individually, a “Borrower” and together, the “Borrowers”), Regions Bank (“Regions”) in its capacities as Agent and a Lender, and Wachovia Bank, National Association (“Wachovia”), in its capacity as a Lender.
RECITALS
     A. Borrowers and Regions entered into a certain Credit and Security Agreement dated as of March 13, 2006, as heretofore amended by First Amendment (the “First Amendment”) dated as of September 26, 2006 (as so amended, the “Existing Credit Agreement”).
     B. Borrowers and Lenders desire to amend the Existing Credit Agreement as hereinafter provided.
     C. The Existing Credit Agreement and this Second Amendment constitute the “Credit Agreement” from and after the effectiveness of this Second Amendment.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Lenders and Agent agree as follows:
     1. Defined Terms. Each term used herein without definition or a modification to definition shall have the same meaning as set forth in the Existing Credit Agreement.
     2. Credit Agreement Amendments. The Existing Credit Agreement is hereby amended as follows, effective upon fulfillment of conditions set forth in Section 3 of this Second Amendment:
          Section 1.2, entitled “Primary Definitions,” is hereby amended by modifying the following definitions:
(1)	“ ‘Notes’ and ‘Revolving Notes’ mean, individually and together, the Amended and Restated Revolving Notes attached to the Second Amendment as Exhibit A and Exhibit B, respectively, which replace (without novation) the Notes referred to in the First Amendment.”

(2)	“ ‘Revolving Loan Commitment’ means, collectively, $7,500,000, unless said amount is reduced pursuant to Section 2.11(b) hereof, in which event it means the aggregate amount to which said amount is reduced. The “Revolving Loan Commitment” of each Lender is as follows:

Lender’s Revolving
Lender	Loan Commitment
Regions	$4,773,000
Wachovia	$2,727,000 .”
     3. Representations and Warranties. The Borrowers jointly and severally hereby represent and warrant to the Lenders and to the Agent as follows:
          (a) This Second Amendment and the Revolving Notes have been duly and validly executed by authorized officers of the Borrowers and constitute the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with their terms. The Existing Credit Agreement, as amended by this Second Amendment, remains in full force and effect and remains the valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms. The Borrowers hereby ratify and confirm the Existing Credit Agreement, as amended by this Second Amendment.
          (b) No Default or Event of Default has occurred or now exists under the Existing Credit Agreement and no Default or Event of Default will occur as a result of the effectiveness of this Second Amendment.
          (c) The representations and warranties of the Borrower contained in the Existing Credit Agreement, as modified by the Disclosure Schedule Amendment attached hereto as Exhibit C (the “Disclosure Schedule Amendment”), are true and correct in all material respects on and as of the date of this Second Amendment.
     4. Conditions to Effectiveness of Second Amendment. The effectiveness of this First Amendment and the agreements set forth herein are subject to fulfillment, as determined in the sole judgment of Agent, of the following conditions:
          (a) Borrowers shall have executed and delivered to Agent this Second Amendment, the Revolving Notes and the Disclosure Schedule Amendment and Agent shall have determined that the Disclosure Schedule Amendment is acceptable to Agent in its good faith determination;
          (b) Borrowers shall have delivered to Agent a Certificate of the Secretary or an Assistant Secretary of each Borrower certifying appropriate corporate actions authorizing the execution and delivery of this Second Amendment and the Revolving Notes and covering such other matters as Agent may reasonably request;

          (c) Agent shall have determined that no Default or Event of Default exists; and
          (d) Borrowers shall have delivered such other documents and shall have taken such other actions as Agent in its reasonable discretion may require.
     5. Release. In consideration of the agreement of Lenders and Agent to modify the terms of the Existing Credit Agreement as set forth in this Second Amendment, Borrowers hereby release, discharge and acquit forever Lenders and Agent and any of their respective officers, directors, servants, agents, employees and attorneys, past and present, from any and all claims, demands and causes of action, of whatever nature, whether in contract or tort, accrued or to accrue, contingent or vested, known or unknown, arising out of or relating to the loans evidenced by the Existing Credit Agreement, as hereby amended, or Agent’s or Lenders’ administration of the same or any other actions taken pursuant to the Existing Credit Agreement or under any other documents or instruments evidencing loans made by Lenders to Borrowers or the administration of same; provided, however, that the foregoing release and the following indemnity relate only to actions or inactions of Agent or Lenders through the date hereof.
     6. Payment of Costs/Expenses. Without limiting the generality of provisions in the Existing Credit Agreement (as amended by this Second Amendment) relating to payment of Agent’s or Lenders’ costs and expenses, the Borrower will pay all reasonable out-of-pocket expenses, costs and charges of Agent’s attorneys incurred in connection with the preparation and implementation of this Second Amendment.
     7. Other Documents/Provisions to Remain in Force. Except as expressly amended hereby, the Existing Credit Agreement and all documents and instruments executed in connection therewith or contemplated thereby and all indebtedness incurred pursuant thereto shall remain in full force and effect and are in all respects hereby ratified and affirmed.
     8. Successors and Assigns. Subject to any restriction on assignment set forth in the Existing Credit Agreement, this Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     9. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall constitute one and the same Amendment.
     10. Incorporation by Reference. The Existing Credit Agreement and all exhibits thereto, and the exhibits to this Second Amendment are incorporated herein by this reference, except to the extent replaced by Exhibits attached to this Second Amendment.

     11. No Oral Loan Agreements. Pursuant to Mo. Rev. Stat. § 432.045 and § 432.047, the parties agree to the quoted language below (all references to “you” are references to Borrower and all references to “us” are references to Agent and Lenders):
ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (AGENT AND LENDERS) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
[Remaining portion of page is intentionally blank. Signature page follows]

     IN WITNESS WHEREOF, Lenders, Agent and Borrowers have caused this Second Amendment to be executed effective as of the date first written above.

BORROWERS: SYNERGETICS, INC.
By:	/s/ Pamela G. Boone
Name:	Pamela G. Boone
Title:	Chief Financial Officer and

and

SYNERGETICS, USA, INC.
By:	/s/ Pamela G. Boone
Name:	Pamela G. Boone
Title:	Chief Financial Officer

AGENT: REGIONS BANK
By:	/s/ Anne D. Silvestri
Name:	Anne D. Silvestri
Title:	Senior Vice President

LENDERS: REGIONS BANK
By:	/s/ Anne D. Silvestri
Name:	Anne D. Silvestri
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Linda M. Douglas
Name:	Linda M. Douglas
Title:	Senior Vice President

TABLES OF EXHIBITS TO SECOND AMENDMENT
Exhibit A Amended and Restated Revolving Note Payable to Regions
Exhibit B Amended and Restated Revolving Note Payable to Wachovia
Exhibit C Disclosure Schedule Amendment

Exhibit A to Second
Amendment to
Credit and Security
Agreement
AMENDED AND RESTATED
REVOLVING NOTE
(Regions Bank)
$4,773,000
St. Louis, Missouri
December ___, 2006
     FOR VALUE RECEIVED, the undersigned, SYNERGETICS, INC., a Missouri corporation, and SYNERGETICS USA, INC., a Delaware corporation (individually, a “Borrower” and together, the “Borrowers”), hereby jointly and severally promise to pay on the Termination Date to the order of Regions Bank (the “Lender”), at its main office in St. Louis, Missouri, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Four Million Seven Hundred Seventy-Three Thousand and 00/100 ($4,773,000) or, if less, the aggregate unpaid principal amount of all Advances and Swing Line Loans made by the Lender to the Borrowers under the Credit Agreement (defined below), together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement dated as of March 13, 2006, as heretofore amended by First Amendment dated as of September 26, 2006, and as further amended by Second Amendment of even date herewith (as so amended, the “Credit Agreement”) by and among the Lender, Wachovia Bank, National Association, and the Borrowers. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.
     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. This Note evidences not only all Advances of Lender under the Revolving Credit Facility but also all Swing Line Loans made by Lender pursuant to Section 2.1A of the Credit Agreement.
     This Note, among other things, is secured pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.
     The Borrowers hereby agree to pay all costs of collection, including attorneys’ fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.
     This Note shall be governed by the internal substantive laws of the State of Missouri, without regard for its conflicts-of-law principles.
     This Note is a replacement for, but not a novation or refinancing of, the Revolving Note dated as of September 26, 2006 by Borrowers payable to the order of Lender. This Note does not evidence or effect a release, or relinquishment of the priority, of the security interests in any Collateral (as defined in the Credit Agreement).
     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWERS) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING (THIS NOTE, THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS REFERRED TO THEREIN), WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENTS OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWERS: SYNERGETICS, INC.
By:

NAME: Pamela G. Boone

TITLE: Chief Financial Officer and

and

SYNERGETICS USA, INC.
By:

NAME: Pamela G. Boone

TITLE: Chief Financial Officer

Exhibit B to Second Amendment to
Credit and Security
Agreement
AMENDED AND RESTATED
REVOLVING NOTE
(Wachovia Bank, National Association)

$2,727,000	St. Louis, Missouri
December ___, 2006
     FOR VALUE RECEIVED, the undersigned, SYNERGETICS, INC., a Missouri corporation, and SYNERGETICS USA, INC., a Delaware corporation (individually, a “Borrower” and together, the “Borrowers”), hereby jointly and severally promise to pay on the Termination Date to the order of Wachovia Bank, National Association (the “Lender”), at the main office of Regions Bank in St. Louis, Missouri, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Two Million Seven Hundred Twenty-Seven Thousand and 00/100 ($2,727,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrowers under the Credit Agreement (defined below), together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement dated as of March 13, 2006, as heretofore amended by First Amendment dated as of September 26, 2006 and as further amended by Second Amendment of even date herewith (as so amended, the “Credit Agreement”) by and among the Lender, Regions Bank and the Borrowers. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.
     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement.
     This Note, among other things, is secured pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.
     The Borrowers hereby agree to pay all costs of collection, including attorneys’ fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.
     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

     This Note shall be governed by the internal substantive laws of the State of Missouri, without regard for its conflicts-of-law principles.
     This Note is a replacement for, but not a novation or refinancing of the Revolving Note dated as of September 26, 2006 by Borrowers payable to the order of Lender. This Note does not evidence or effect a release, or relinquishment of the priority, of the security interests in any Collateral (as defined in the Credit Agreement).
     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWERS) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING (THIS NOTE, THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS REFERRED TO THEREIN), WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENTS OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWERS: SYNERGETICS, INC.
By:

NAME: Pamela G. Boone

TITLE: Chief Financial Officer and

and

SYNERGETICS USA, INC.
By:

NAME: Pamela G. Boone

TITLE: Chief Financial Officer

Exhibit C to Second
Amendment to
Credit and Security
Agreement
DISCLOSURE SCHEDULE AMENDMENT